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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 5, 2001
                Date of report (Date of earliest event reported)



                             iNTELEFILM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               MINNESOTA                          0-21534                         41-1663712
     (State or Other Jurisdiction               (Commission                     (IRS Employer
           of Incorporation)                    File Number)                Identification Number)


        6385 OLD SHADY OAK ROAD, SUITE 290, EDEN PRAIRIE, MN 55344-3299
          (Address of Principal Executive Offices, including Zip Code)


                                 (952) 925-8840
              (Registrant's Telephone Number, including Area Code)




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ITEM 5 OTHER EVENTS

              On October 5, 2001, the registrant issued a press release, attached hereto as Exhibit 99 and incorporated herein by reference, relating to private placement of subordinated bridge notes and warrants.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibit

           99           Press release dated October 5, 2001.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 10, 2001.


                                         iNTELEFILM Corporation



                                         By:/s/ Mark A. Cohn
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                                             Mark A. Cohn, President and Chief
                                             Executive Officer






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                                  EXHIBIT INDEX


EXHIBIT
 NUMBER           DESCRIPTION

    99            Press Release, dated October 5, 2001.





















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